UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 2, 2004 (October 28, 2004)

Advanced Neuromodulation Systems, Inc.

(Exact name of registrant as specified in charter)

Texas	0-10521	75-1646002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Preston Rd.
Plano, Texas 75024

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 309-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. “Results of Operations and Financial Condition” and Item 7.01. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
Press Release
Press Release
Transcript from Conference Call

Item 2.02. “Results of Operations and Financial Condition” and Item 7.01. “Regulation FD Disclosure”

We are furnishing the following under this Form 8-K:

•	a press release issued on October 28, 2004, disclosing information regarding our results of operations and financial condition for the third quarter of 2004, and our financial outlook for the fourth quarter of 2004 and fiscal 2005, a copy of which is attached hereto as Exhibit 99.1.

•	the transcript of a conference call held on October 28, 2004 discussing our results of operations and financial condition for the third quarter of 2004, and our financial outlook for the fourth quarter of 2004 and fiscal 2005, a copy of which is attached hereto as Exhibit 99.2

Neither the press release nor the conference call transcript shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: November 2, 2004

ADVANCED NEUROMODULATION SYSTEMS, INC.

By:	/s/ F. Robert Merrill III

	Name:	F. Robert Merrill III
	Title:	Executive Vice President, Finance, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated October 28, 2004 (This press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act)
99.2	Transcript from conference call on October 28, 2004. (This transcript shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act)